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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 April 18, 2007
                Date of Report (Date of earliest event reported)



                                AptarGroup, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-11846                  36-3853103
          --------                        -------                  ----------
   (State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                     Identification No.)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.


         On April 18, 2007, AptarGroup, Inc. ("AptarGroup") announced its results of operations and financial condition for the quarter ended March 31, 2007. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.


         The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 3.03 Material Modification to Rights of Security Holders


         See the information disclosed under Item 8.01 which is hereby incorporated by reference in this Item 3.03.



Item 5.02 Departure of Directors or Principal Officers; Election of
          Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers



         (b) On April 18, 2007, President and Chief Executive Officer ("CEO") Carl Siebel notified the Board of Directors ("Board") of his intention to retire effective December 31, 2007. Mr. Siebel intends to continue to serve as a director on the Board. A copy of AptarGroup's press release regarding this announcement is filed herewith as Exhibit 99.1 and the portion of the press release regarding this announcement is hereby incorporated by reference in this Item 5.02(b).


         (c) On April 18, 2007, the Board selected Vice Chairman Peter Pfeiffer to succeed Mr. Siebel as President and CEO upon Mr. Siebel's retirement on December 31, 2007. Mr. Pfeiffer has been Vice Chairman and a director of AptarGroup since 1993. On April 18, 2007, the Board also appointed Executive Vice President, Chief Financial Officer ("CFO") and Secretary, Stephen Hagge, to the position of Chief Operating Officer effective January 1, 2008. Mr. Hagge has been AptarGroup's Executive Vice President, CFO, and Secretary since 1993 and a director since 2001. Mr. Hagge will retain his roles as Chief Financial Officer (and principal accounting officer) and Secretary. Other information regarding Mr. Pfeiffer required by Item 5.02(c) is hereby incorporated by reference herein from AptarGroup's proxy statement dated March 22, 2007 (filed with the Securities and Exchange Commission on March 22,
                  2007), which information is attached hereto as Exhibit 99.2.


         (e) In connection with Mr. Siebel's notice to the Board described above, Mr. Siebel notified the Board that his existing Service Agreement will not be renewed and, accordingly, will terminate on December 31, 2007. In connection with the appointment of Mr. Pfeiffer to succeed Mr. Siebel, Mr. Pfeiffer notified the Board that his existing Service Agreement will not be renewed and, accordingly, will terminate on April 21, 2008. AptarGroup and Mr. Pfeiffer are currently discussing the terms of a new employment agreement to replace his existing Service Agreement in order to reflect his new duties as President and Chief Executive Officer. AptarGroup expects that these discussions will be concluded and a new employment agreement will be entered into with Mr. Pfeiffer later this year.

Item 8.01 Other Events



         On April 18, 2007 AptarGroup announced that its Board of Directors had declared a two-for-one stock split (the "Stock-Split") to be effected by a 100% stock dividend to be distributed on May 9, 2007 (the "Distribution Date") to stockholders of record of AptarGroup's Common Stock, $.01 value ("Common Stock"), as of the close of business on May 2, 2007.

         In accordance with the Rights Agreement dated as of April 7, 2003 (the "Rights Agreement") between AptarGroup and National City Bank, as Rights Agent, each share of Common Stock is currently accompanied by one Preferred Stock Purchase Right (a "Right"). Each Right, after it becomes exercisable and until such time as it expires or is redeemed, entitles the holder to purchase from AptarGroup one one-thousandth (1/1000) of a share of AptarGroup's Series B Junior Participating Preferred Stock ("Preferred Stock") at an exercise price of $150 per Right. The redemption is $.01 per Right.

         As a result of the Stock Split and pursuant to Section 11(p) of the Rights Agreement, effective as of the Distribution Date, each share of Common Stock will only have 0.5 of a Right associated with it.

         As a result of the Stock Split and pursuant to the Certificate of Designations establishing the Preferred Stock, effective as of the Distribution
Date: (i) each share of Preferred Stock will be entitled to quarterly dividends equal to the greater of $1.00 or 2,000 times the aggregate per share amount of all dividends declared on the Common Stock during the quarter, (ii) each share of Preferred Stock will be entitled to 2,000 votes on all matters submitted to a vote of AptarGroup's stockholders and (iii) each share of Preferred Stock will be entitled to receive a liquidate preference upon any liquidation, dissolution or winding up of AptarGroup equal to $2,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment.

         The Rights Agreement and the form of Certificate of Designations establishing the Preferred Stock were filed as Exhibits 99.1 and 99.2, respectively, to AptarGroup's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 7, 2003. Reference is made to the Rights Agreement for a more complete description of the terms of the Rights.



Item 9.01 Financial Statements and Exhibits.



         (c) Exhibits

                  99.1 Press release issued by AptarGroup, Inc. dated April 18, 2007.

                  99.2 Information from AptarGroup, Inc.'s Proxy Statement dated March 22, 2007




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







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 AptarGroup, Inc.

Date:  April 18, 2007       By:  /s/ Stephen J. Hagge
                                 --------------------
                                 Stephen J. Hagge
                                 Executive Vice President,
                                 Chief Financial Officer and Secretary

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




                                  Exhibit Index





Exhibit No.
-----------

99.1     Press Release issued by AptarGroup, Inc. dated April 18, 2007.

99.2 Information from AptarGroup, Inc.'s Proxy Statement dated March 22, 2007.


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